Center Bancorp, Inc.

Center Bancorp, Inc.

Safe Harbor Statement

Certain statements contained or incorporated by reference in this presentation, including but not limited to, statements concerning future results of operations or financial position, borrowing capacity and future liquidity, future investment results, future credit exposure, future loan losses and plans and objectives for future operations, economic environment and other statements contained herein regarding matters that are not historical facts, are "forward-looking statements" as defined in the Securities Exchange Act of 1934. These statements are not historical facts but instead are subject to numerous assumptions, risks and uncertainties, and represent only our belief regarding future events, many of which, by their nature, are inherently uncertain and outside our control. Any forward-looking statements the Company may make speak only as of the date on which such statements are made. The Company's actual results and financial position may differ materially from the anticipated results and financial condition indicated in or implied by these forward-looking statements, and the Company makes no commitment to update or revise forward-looking statements in order to reflect new information or subsequent events or changes in expectations.

Factors that could cause the Company's actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: inflation, interest rates, market and monetary fluctuations; geopolitical developments including acts of war and terrorism and their impact on economic conditions; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes, particularly declines, in general economic conditions and in the local economies in which the Company operates; the financial condition of the Company's borrowers; competitive pressures on loan and deposit pricing and demand; changes in technology and their impact on the marketing of new products and services and the acceptance of these products and services by new and existing customers; the willingness of customers to substitute competitors' products and services for the Company's products and services; the impact of changes in financial services laws and regulations (including laws concerning taxes, banking, securities and insurance); changes in accounting principles, policies and guidelines; the risks and uncertainties described in ITEM 1A. RISK FACTORS on pages 1-6 of the Company's Form 10-K for the year ended December 31, 2009, as amended; other risks and uncertainties described from time to time in press releases and other public filings; and the Company's performance in managing the risks involved in any of the foregoing. The foregoing list of important factors is not exclusive, and the Company will not update any forward-looking statement, whether written or oral, that may be made from time to time.

This presentation is for informational purposes only and does not constitute an offer to sell securities. The Company will file a preliminary prospectus supplement and has filed a registration statement (including a base prospectus) with the Securities and Exchange Commission ("SEC") for any offering. Before you invest in any offering, you should read the preliminary prospectus supplement (when it becomes available) and the base prospectus, and other documents the Company has filed with the SEC for more complete information about the Company and any offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov or from the Company.

Investment Highlights

Strong Core Earnings Driven by Attractive Deposit Base – Cost of Deposits 0.85%
Recent Balance Sheet Improvement Positions Center for Strong Future Performance

Solid Asset Quality – 0.96% NPAs/Assets, 11.9% Pre-Capital Raise Texas Ratio

Successful Strategic Transition Since 2007 Emphasizing Commercial Banking

Demographically Attractive Central and Northern NJ Marketplace
Affluent and Heavily Populated Footprint (Union and Morris Counties, NJ)

Active Board of Directors and Anchor Investor with Extensive NJ Banking and Business Relationships (Approximately 25% Inside Ownership)

Scarcity Value – Transition to a True Commercial Bank Platform Positions Center as 1 of 3 Public Commercial Banks within Central and Northern NJ with Assets Between $1B and $10B

Represents financial information at or for the quarter ended March 31, 2010
See subsequent pages for calculation of Texas Ratio.

Center At a Glance

- **History Within the Community**
  - Founded in 1923, Center has served its market area for over 85 years
- **Focus**
  - Focus on small to midsized businesses and CRE developers
  - Emphasis on low-cost core deposit generation
- **Significant Market Opportunity**
  - Northern New Jersey is a large, affluent market
  - Unique opportunity for growth on both an organic and acquisition basis
- **Few Commercially-Focused Community Banks in New Jersey**
  - Total Assets of $1.2 Billion; strong capital and liquidity; 13 banking locations
    - Resources and scale to effectively serve its market's commercial customers

Represents financial information at or for the quarter ended March 31, 2010

Timeline of Recent Key Events – Balance Sheet Transition

6/30/06	As % of Assets
Total Securities	40%
CRE Loans	12%
Construction Loans	5%
Commercial Loans	8%
Residential Loans	24%

June 2006

- Bank investor Larry Seidman initiates a proxy contest
- Shareholders elect Mr. Seidman's slate to CNBC's BOD

2007

CEO Tony Weagley appointed

- Strategic plan realigned to focus on Commercial Banking
- Commercial lending team strengthened

2008 - 2009

Economic environment deteriorates resulting in...
↑regulatory scrutiny
↓competition; and
↓RE valuations
risk-adjusted loan pricing opportunities become increasingly attractive

CNBC executes on business plan and experiences significant growth in its commercial loan portfolios

- BOD overhauled with prominent members of the NJ business community
- CNBC raises $11 million of common equity through a rights offering
- Bank enters into MOU with OCC. Management initiates corrective actions

2010

3/31/10	As % of Assets
Total Securities	27%
CRE Loans	25%
Construction Loans	4%
Commercial Loans	15%
Residential Loans	16%

- CNBC continues to execute on plan amid strong organic growth prospects
- Completes balance sheet clean-up and emerges from the recession with high credit quality and strong earnings potential

Branch Footprint



New York
Jersey City
Newark
Elizabeth
Paterson
Yonkers

Address	City	March 31, 2010 Deposits ($000)
Headquarters		
2455 Morris Ave	Union	$207,261
Branch Offices		
2003 Morris Ave	Union	$141,491
783 Mountain Ave	Springfield	$117,661
356 Chestnut St	Union	$75,488
214 South St	Morristown	$64,820
104 Ely Pl	Boonton	$39,999
512 Springfield Ave	Berkeley Heights	$57,250
300 Main St	Madison	$30,283
2933 Vauxhall Rd	Vauxhall	$20,592
545 Morris Ave	Summit	$35,853
N 3rd St	Union	$1,812

References full-service branch offices

Attractive Demographic Profile

- Significant footprint in some of the most demographically attractive areas of the country
- Located in markets with median household income levels well in excess of National and State levels
- Market unemployment data is superior to that of both the Nation and State levels



Sussex
Passaic
Bergen
Warren
Morris
Essex
Hudson
Hunterdon
Somerset
Middlesex

Median Household Income $50,000 - $75,000 | $75,000+

County	Total Population 2009	Median HH Income 2009 ($)	HH Income Change 2000-2009 (%)	Projected HH Income Change 2009-2014 (%)	Unemployment Rate (%)
Union, New Jersey	532,432	73,694	33.1	5.3	10.4
Morris, New Jersey	497,099	104,797	36.1	7.1	8.0
Weighted Average Franchise*	**1,029,531**	**80,479**	**33.8**	**5.7**	**9.2**
New Jersey	**8,834,947**	**72,809**	**32.2**	**5.6**	**10.2**
National	**309,731,508**	**54,719**	**29.8**	**4.1**	**9.7**

**Figures are weighted by deposits in each county, except total population which is the summation of each county*

Source: SNL Financial
Unemployment information as of March 2010

Opportunity to Capture Market Share

- Center is well-positioned to capture market share in attractive markets

Union, NJ

Rank	Institution (ST)	Number of Locations	2009 Total Deposits in Market ($000)	2009 Total Market Share (%)	2008 Total Market Share (%)	2008 - 2009 Market Share % Change
1	Wells Fargo & Co. (CA)	29	4,292,485	27.0	32.9	-18.1%
2	Bank of America Corp. (NC)	25	1,681,964	10.6	8.6	23.2%
3	Toronto-Dominion Bank	14	1,238,233	7.8	6.9	12.1%
4	Investors Bancorp Inc. (MHC) (NJ)	15	1,158,281	7.3	6.9	4.9%
5	Union County Savings Bank (NJ)	4	999,004	6.3	6.0	4.8%
6	Banco Santander S.A.	13	917,456	5.8	5.7	1.8%
7	**Center Bancorp Inc. (NJ)**	**10**	**748,848**	**4.7**	**3.4**	**39.9%**
8	PNC Financial Services Group (PA)	15	623,613	3.9	3.9	1.3%
9	Hudson City Bancorp Inc. (NJ)	3	595,343	3.7	3.0	26.4%
10	JPMorgan Chase & Co. (NY)	11	584,695	3.7	3.6	1.4%
	Total For Institutions In Market	**213**	**15,917,256**			

Morris, NJ

Rank	Institution (ST)	Number of Locations	2009 Total Deposits in Market ($000)	2009 Total Market Share (%)	2008 Total Market Share (%)	Market Share % Change
1	Hudson City Bancorp Inc. (NJ)	10	2,159,969	13.6	12.6	7.8%
2	Bank of America Corp. (NC)	27	1,848,801	11.7	9.2	26.6%
3	JPMorgan Chase & Co. (NY)	29	1,819,661	11.5	12.5	-8.1%
4	Wells Fargo & Co. (CA)	17	1,410,243	8.9	9.7	-8.3%
5	Toronto-Dominion Bank	17	1,358,965	8.6	9.4	-8.6%
6	PNC Financial Services Group (PA)	23	1,136,024	7.2	7.6	-5.8%
7	Valley National Bancorp (NJ)	21	850,043	5.4	5.6	-3.6%
8	HSBC Holdings plc	4	831,447	5.2	5.8	-9.0%
9	Provident Financial Services (NJ)	10	666,472	4.2	3.7	12.9%
10	Lakeland Bancorp (NJ)	10	592,858	3.7	3.8	1.1%
16	**Center Bancorp Inc. (NJ)**	**3**	**208,930**	**1.3**	**0.8**	**57.1%**
	Total For Institutions In Market	**240**	**15,872,835**			

By executing on its strategy, Center has recently displayed impressive market share growth

Source: SNL Financial, deposit data as of June 30 of the respective year

Market Opportunity

- Center's target customer base ranges from small to midsized businesses to large CRE borrowers in the Central/Northern New Jersey market, which the Company views as underserved by larger banking competitors
- Dwindling capital levels and deteriorating asset quality have made many competitors unable or unwilling to extend credit in the current environment
- Commercial real estate presents a significant opportunity in the market. An increased capital base will provide increased flexibility in banking Center's larger CRE clients
- Liquidity issues at major asset-based lenders are creating a financing void for small to midsized businesses
- Merger and consolidation activity has increased customer displacement
- Center is well-positioned as a commercially-focused institution with the resources to meet the needs of small to midsized businesses which require personalized attention, flexibility and customized solutions

Experienced Management Team

- Center's executive management team has extensive in-market banking experience
  - Senior management team has an approximate average of 26 years of experience

Senior Officer Banking Experience

Name	*Position*	*Total Years in Banking*
Anthony C. Weagley	Chief Executive Officer	32
Stephen J. Mauger	Chief Financial Officer	38
Arthur M. Wein	Chief Operating Officer	11
John J. Lukens	Credit Administration	37
Ronald M. Shapiro	Senior Lender	18
William J. Boylan	Business Development	25
Mark S. Cardone	Branch Administration	24
George J. Theiller	Senior Auditor	34
Michael G. Zmachinski	Loan Administrator	28
Lori Wunder	Senior Operations Officer	22

Strategic Priorities

- Continue disciplined underwriting practices while pursuing quality loan growth
- Maintain cost-effective funding base and tight expense control
- Fee revenue generation
- Preserve strong capital and liquidity position while exploiting growth opportunities
- Selectively consider value-enhancing acquisitions
- Focus on deepening customer relationships and winning new business

Regulatory Matters

- Center entered into a memorandum of understanding with the Office of the Comptroller of the Currency. The two key elements of the agreement require Center to:

Requirement	Action to be Taken
➢ Develop three year capital program	➢ Developed capital plan. Agreed to 8%, 10% and 12% minimum capital ratios (Tier 1 Leverage, Tier 1 Capital and Total Capital, respectively) • Current ratios above all new thresholds
➢ Develop a profit plan	➢ Center has been profitable throughout the economic recession; pre-tax, pre-provision has increased from $1.3 million in 2007 to $9.3 million in 2009 • Strong 1Q 2010 core income

Financial Highlights

First Quarter Financial Highlights

- **High Asset Quality:** NPAs/Assets stable at 0.96%, in-line with previous four quarters
- **Decreasing Cost of Deposits:** Attractive deposit base with average cost of 0.85%
  - 17% non-interest bearing
- **Strong Capital Position:** Exceeds all new regulatory thresholds
- **Net Interest Margin Expansion:** Driven by low cost deposit base, margin expanded to 3.35%, up 30 basis points from 4Q 2009
- **Expense Control:** Despite increased regulatory and FDIC assessment costs, efficiency ratio improved from the previous year to 67.5% from 72.5%
- **Strong Core Net Income:** First quarter core net income of $2.4 million[1] Excluded charges include:
  - Repo Expenses: $594,000
  - OTTI Charges: $4.4 million

(1) Core net income excludes OTTI, repurchase agreement expense and tax benefit – Includes $1.05 million in pre-tax securities gains
Represents financial information at or for the quarter ended March 31, 2010. NPAs include loans 90 days past due
Fully taxable equivalent net interest margin shown. See subsequent pages for reconciliation of core net income to net income.

Relative Balance Sheet Growth & Strength

	Center Bancorp, Inc.	Nationwide Peer Median	Local Peer Median
Total Assets ($M)	$1,188	$1,887	$2,175
2007 - Q1 2010 Loan Growth	29.4%	8.2%	10.4%
2007 - Q1 2010 Deposit Growth (1)	13.4%	19.4%	20.2%
Tier 1 Leverage Ratio	8.41%	9.11%	8.32%
Tier 1 Capital Ratio	11.46%	12.39%	12.19%
NPAs + 90 day PD/Assets	0.96%	3.43%	1.12%
Reserves/NPAs + 90 day PD	71.7%	43.0%	76.5%
Core Deposits / Deposits (2)	84.9%	80.0%	86.3%
Cost of Deposits	0.85%	1.32%	0.85%
Texas Ratio	11.9%	25.9%	12.9%

Local Peers consist of: VLY, SNBC, TMP, LBAI, HUVL, SMTB, STL, FISI, AROW, SUBK, FLIC, STBC, PGC and ALNC
Nationwide peers include publicly traded banks with assets between $1 billion and $5 billion
Source: SNL Financial, operating data as of 3/31/10 or most recent available quarter

(1) During the 4Q 2009 CNBC reversed the increased inflow of deposits experienced during the first three quarters releasing approximately $150 million (15%) of excess deposits in an effort to shrink non-core elements of the bank and conserve capital. Management believes a significant portion related to core clients may be moved back to the bank should the need arise to support future loan growth. (12/31/07 – 9/30/09 deposit growth equaled 37.5%)

(2) Core deposits defined as deposits less certificate of deposits with balances greater than $100,000

Texas Ratio = (NPAs + 90 day PD) / (Tangible Equity + Reserves) (See the next page for the calculation of the Company's Texas Ratio)

Calculation of Texas Ratio

The Company's Texas Ratio is calculated as follows:

Texas Ratio

	March 31,
	2010
Non-performing assets	$ 11,354
Stockholders' equity	$ 104,603
Less: Goodwill and other intangible assets	17,009
Tangible stockholders' equity	87,594
Plus: Allowance for loan losses	8,139
	$ 95,733
Texas ratio	11.9%

Loan Portfolio Summary

- Since 2007, Center has experienced significant loan growth, particularly in its Commercial Real Estate and Commercial portfolios



$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$265,597
$95,978
$51,367
$137,585
$240,316
$135,232
$42,075
$256,527
$190,138
$172,226
$51,099
$304,662
$184,598
$180,597
$50,574
$297,167
12/31/2007
12/31/2008
12/31/2009
3/31/2010
Commercial RE
Construction
Commercial
Residential

Commercial Real Estate Portfolio

➢ The information below provides detail on the composition and credit metrics of Center's commercial real estate portfolio

Dollars in thousands

Property Type	$ Amount	% of Total	Weighted LTV
Retail	$69,158	23.3%	59%
Industrial	$46,776	15.7%	60%
Mixed Use	$40,320	13.6%	57%
Office	$33,726	11.4%	58%
Multifamily	$27,090	9.1%	48%
Health Care	$23,544	7.9%	64%
Commercial Other	$21,803	7.3%	51%
Warehouse	$21,607	7.3%	58%
Restaurant	$8,638	2.9%	49%
Other	$4,505	1.5%	68%
Total	**$297,167**		**57%**



2.9%
1.5%
7.3%
23.3%
7.3%
7.9%
15.7%
9.1%
11.4%
13.6%

- 35.8% of total CRE portfolio is owner-occupied

Retail Portfolio

➢ Center has a well-diversified retail based commercial real estate portfolio totaling $69 million

Dollars in thousands

Property Type	$ Amount	% of Total	Weighted LTV
Shopping Centers	$16,839	24.3%	60%
Strip Malls	$16,682	24.1%	54%
Auto Dealerships	$12,423	18.0%	65%
Misc. Retail	$7,716	11.2%	58%
Furniture Store	$4,891	7.1%	51%
Pharmacy	$4,192	6.1%	61%
Day Care Centers	$3,395	4.9%	68%
Auto Parts Repair	$1,738	2.5%	52%
Pet Care	$1,282	1.8%	73%
Total	$69,158		59%


1.8%
2.5%
4.9%
6.1%
24.3%
7.1%
11.2%
24.1%
18.0%

Construction Portfolio

- The information below breaks down the composition of Center's $50.6 million construction loan portfolio

Dollars in thousands

Property Type	$ Amount	% of Total	Weighted LTV
Retail	$17,114	33.8%	71%
Single Family	$11,195	22.1%	60%
Office	$7,000	13.8%	74%
Commercial Mixed Use	$3,619	7.2%	74%
Hospitality (Motels, Hotels, B & B)	$3,600	7.2%	62%
Warehouse	$3,022	6.0%	88%
Planned Unit Development	$3,000	6.0%	55%
Multi-Family including Co-Op Bldg	$1,029	2.0%	71%
Health Care including Medical Office	$673	1.3%	69%
Condominium	$322	0.6%	53%
Total	$50,574		69%



2.0%
1.3%
0.6%
6.0%
6.0%
7.2%
7.2%
33.8%
13.8%
22.1%

Asset Quality Summary

Dollars in thousands

As of March 31, 2010	OUTSTANDING LOANS			NON-PERFORMING LOANS		
Loan Type	**Balance**	**% of Loan Portfolio**	**% of Total Assets**	**Balance**	**% of Loan Portfolio**	**% of Non-performing**
Comm Real Estate	$ 297,167	41.7%	25.0%	$ 3,981	0.6%	35.1%
Constr & Land Development	$ 50,574	7.1%	4.3%	$ 3,022	0.4%	26.6%
Commercial	$ 180,597	25.2%	15.2%	$ 1,257	0.2%	11.1%
Residential	$ 184,598	25.9%	15.6%	$ 3,094	0.4%	27.2%
Consumer & Other	$ 505	0.1%	0.0%	$ -	0.0%	0.0%
Total*	**$ 713,441**	**100.0%**	**60.1%**	**$ 11,354**	**1.6%**	**100.0%**

- 69% of non-performing loans attributable to four individual credits:
  - $3.0 million commercial property in Essex County, New Jersey
    - Expired participation with Highlands State Bank, currently in litigation
  - $2.0 million commercial property in Monmouth County, New Jersey
  - $1.8 million luxury home in Morris County, New Jersey
  - $1.0 million for a construction project secured by commercial property in Union County, New Jersey

Note: The Company has $4.5 million of troubled debt restructured loans not included in non-performing assets. One loan, representing $3.6 million or 80% of the total TDR, is a performing loan which has been restructured from a construction credit to a CRE loan. Additional collateral has been pledged and management currently believes the loan will perform to term.

*Total loans excludes net deferred origination fees and costs

Strong Asset Quality Profile

NPAs/Assets



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.43%
0.42%
0.63%
0.45%
0.48%
1.59%
0.94%
1.16%
3.22%
0.96%
1.12%
3.43%
2007
2008
2009
1Q 10
CNBC
Local Peers
National Peers

Reserves/NPAs



180.0%
160.0%
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
117%
156%
117%
135%
135%
69%
77%
69%
46%
72%
77%
43%
2007
2008
2009
1Q 10
CNBC
Local Peers
National Peers

Texas Ratio



35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
6.0%
5.7%
7.7%
6.5%
6.7%
19.2%
12.1%
16.0%
31.6%
11.9%
12.9%
25.9%
2007
2008
2009
1Q 10
CNBC
Local Peers
National Peers

NCOs/Average Loans



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.03%
0.12%
0.15%
0.08%
0.27%
0.40%
0.31%
0.54%
1.06%
0.85%
0.60%
0.89%
2007
2008
2009
1Q 10
CNBC
Local Peers
National Peers

Source: SNL Financial, NPAs include 90 day PD

Fixed Income Securities Portfolio

- Center's securities portfolio currently totals $322 million. A breakdown of the fixed income portfolio is shown below:

March 31, 2010



U.S. Treasury & Agency Securities 0.05%
Other Debt Securities 11%
Trust Preferred Securities 8%
Municipal 2%
Federal Agency Obligations 79%

$319 Million Fixed Income Portfolio

Credit Profile

US or US GSE	73.4%
AAA/Aaa	0.1%
AA+/Aa1	1.7%
AA-/Aa3	1.2%
A/A2	6.5%
A-/A3	0.9%
BBB+/BBB	2.1%
Baa2/Baa1	4.7%
Below Baa2/Baa1	7.2%
Not Rated	2.2%

Represents Moody's/S&P ratings

Securities Portfolio

- The table below outlines Center's remaining trust preferred exposure with at least one rating below investment grade and its current book value
  - 1Q impairment charges totaled $4.4 million concentrated on 4 issues substantially reducing the remaining exposure to these securities
  - One $3 million single issuer security has been charged off completely

Dollars in thousands

Security Name	Single Issuer or Pooled	12/31/09 Book Value	3/31/10 Book Value	3/31/10 Estimated Fair Value	3/31/10 Gross Unrealized Gain (Loss)
Countrywide Capital IV	Single	$1,769	$1,769	$1,581	-$188
Countrywide Capital V	Single	$2,747	$2,747	$2,495	-$252
Countrywide Capital V	Single	$250	$250	$227	-$23
NPB Capital Trust II	Single	$898	$898	$806	-$92
Citigroup Cap IX	Single	$991	$991	$778	-$213
Citigroup Cap IX	Single	$1,901	$1,901	$1,501	-$400
Citigroup Cap XI	Single	$245	$245	$198	-$47
IBC Cap Fin II	Single	$667	$667	$443	-$224
BFC Capital Trust	Single	$1,348	$1,287	$1,337	$50
BAC Capital Trust X	Single	$2,496	$2,496	$2,140	-$356
Nationsbank Cap Trust III	Single	$1,568	$1,568	$1,102	-$466
Bank of Florida Junior Sub Debt	Single	$3,000	$0	$0	$0
ALESCO Preferred Funding VI	Pooled	$665	$213	$17	-$196
ALESCO Preferred Funding VII	Pooled	$2,041	$1,412	$217	-$1,195
Total		**$20,586**	**$16,444**	**$12,842**	**-$3,602**

In 2009 and 1Q of 2010, CNBC took OTTI charges totaling $8.6 million on certain investment securities, primarily, ALESCO trust preferred pools and Bank of Florida subordinated debentures.

CNBC owns three pooled variable rate CMOs, to which the Company has applied aggressive default rates to identify any credit impairments, although the bonds are performing, they have been downgraded to non-investment grade status, as such, the Company recorded an OTTI charge of $281,000 in Q1 2010 and the new cost basis stands at approximately $4.9 million.

Deposit Composition

➢ Center's recent focus on core deposit generation has expanded the Company's funding base and improved the overall cost of deposits

Deposit Growth by Type



$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$659,537
$813,705
$792,510
$229,202
$111,308
$66,359
$139,349
$113,319
$217,003
$116,450
$192,996
$156,738
$130,518
$182,864
$126,647
$188,712
$156,865
$137,422
2008
2009
1Q 2010
Non-Interest Bearing
Interest Bearing Demand
Savings
Money Market
Time Deposits

March 31, 2010



Non-Interest Bearing 17%
Interest Bearing Demand 20%
Savings 24%
Money Market 16%
Time Deposits 23%

1Q 2010 Cost of Deposits of 0.85%

Earnings Trends

- Despite heightened credit costs, OTTI charges and regulatory expenses Center has remained profitable over the past three years
- Core earnings have increased as Center's strategic priorities have begun to positively impact performance
  - Proactive steps has strengthened the balance sheet and earnings capacity positioning the Company for future performance
    - Addressed problem assets and investment securities
    - A focus on expense controls has helped drive efficiency ratio
    - Focus on core deposit generation has led to an attractive cost of funds

Historical Net Income



($ in Thousands)
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$3,856
$5,842
$3,771
2007
2008
2009

Pre-Tax Pre-Provision Income



($ in Thousands)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$1,273
$8,970
$9,314
2007
2008
2009

Net Income Analysis – 1Q 2010

	Quarter Ended March 31, 2010	Core(1)
Net interest income ($000)	8,509	8,509
Provision for loan losses	(940)	(940)
Noninterest income	1,941	1,941
Operating expenses	(5,798)	(5,798)
Repo termination expense	(594)	0
OTTI charge	(4,390)	0
Income before taxes(2)	(1,272)	3,712
Tax (expense)/benefit(2) (3)	1,553	(1,299)
Net income	*281*	*2,413*
Pre-tax pre-provision income	(332)	4,652
TARP related expenses	145	145
Net Income avail. to common shareholders	136	2,268
Earnings Per Share	$0.01	$0.16
ROAA	0.10%	0.82%
ROACE	1.18%	10.16%

(1) Excludes OTTI, repurchase agreement expense and tax benefit – Includes $1.05 million in pre-tax securities gains
(2) Certain tax benefits related to the unwind of certain REIT structures in 2006. $1.4 million of tax benefits remain to be applied to future earnings
(3) Core scenario assumes a 35% tax rate

Reconciliation of Net Income to Core Income

Core income is a non-GAAP financial measure that the Company believes provides useful supplemental information to both management and investors in evaluating our financial results. Non-GAAP measures should not be considered a substitute for GAAP basis measures and results, and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Non-GAAP financial measures are not standardized, and, therefore, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures that may have the same or similar names. A reconciliation of net income to core income is set forth below.

Non-GAAP Measures		
Reconciliation of Net Income to Core Income		
Three Months Ended March 31, 2010		
(dollars in thousands)		
	As Reported	
Income (loss) before income tax expense as reported	$	(1,272)
Plus: Other-than-temporary impairment losses on securities, net, as reported		4,390
Plus: Repurchase agreement termination fee as reported		594
Income (loss) before income tax expense as adjusted		3,712
Income tax (benefit) expense as reported		(1,553)
Less: Tax effect of above adjustments		2,000
Less: Recognized income tax benefit		852
Net income as adjusted ("Core")	$	2,413
Preferred stock dividends and accretion as reported		145
Net income available to common stockholders ("Core")	$	2,268
Earnings per common share as reported	$	0.01
Earnings per common share as adjusted ("Core")	$	0.16

Non-GAAP Measures

This presentation contains certain supplemental financial information which has been determined by methods other than U. S. generally accepted accounting principles ("GAAP"). Non-GAAP financial measures provide useful supplemental information to both management and investors in evaluating our financial results. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results, and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Non-GAAP financial measures are not standardized, and, therefore, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures that may have the same or similar names. A reconciliation of a certain non-GAAP financial measure is listed below.

Dollars in thousands

Tangible Common Equity / Tangible Assets	March 31, 2010
Stockholders' equity	$104,603
Less: Preferred stock	$9,639
Less: Goodwill and other intangible assets	$17,009
Tangible common stockholders' equity	$77,955
Total assets	$1,187,655
Less: Goodwill and other intangible assets	$17,009
Tangible assets	$1,170,646
Tangible common equity / tangible assets	6.66%